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                                                                    EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") by Kirby Corporation (the "Company"), each of the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ J. H. PYNE
                                      ----------------------------------------
                                      J. H. Pyne
                                      President and Chief Executive Officer



                                      /s/ NORMAN W. NOLEN
                                      ----------------------------------------
                                      Norman W. Nolen
                                      Executive Vice President, Treasurer
                                         and Chief Financial Officer

Dated:  November 6, 2002